UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No.     )

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CF INDUSTRIES HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

AGRIUM INC.

NORTH ACQUISITION CO.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fundamentals of Growth Agrium and CF: Growing Across the Value Chain April 2009

Fundamentals of Growth

Important Information
This presentation does not constitute an offer to exchange, or a solicitation of an offer to exchange, common stock of CF Industries Holdings, Inc. (“CF”), nor is it a substitute for the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form
F-4 (including the Letter of Transmittal and related documents) (collectively, as amended from time to time, the “Exchange Offer Documents”) filed by
Agrium Inc. (“Agrium”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 16, 2009, as amended. The Registration Statement on
Form F-4 has not yet become effective. The offer to exchange is made only through the Exchange Offer Documents. INVESTORS AND SECURITY
HOLDERS OF AGRIUM AND CF ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS AND OTHER RELEVANT MATERIALS FILED
WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT THE OFFER TO EXCHANGE.
In connection with the solicitation of proxies for the 2009 annual meeting of stockholders of CF, Agrium and its wholly-owned subsidiary North Acquisition
Co. (“North”) filed a definitive proxy statement with the SEC on April 6, 2009.  The definitive proxy statement of Agrium and North and accompanying proxy card have been mailed to stockholders of CF. INVESTORS AND SECURITY HOLDERS OF CF ARE URGED TO READ THE PROXY STATEMENT
AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION.
Copies of any documents filed by Agrium with the SEC are available free of charge through the web site maintained by the SEC at www.sec.gov, by calling the SEC at telephone number 800-SEC-0330 or by directing a request to the Agrium Investor Relations/Media Department, Agrium Inc, 13131 Lake Fraser
Drive S.E., Calgary, Alberta, Canada T2J 7E8.  Free copies of any such documents can also be obtained by calling Georgeson Inc. toll-free at (866) 318-
0506.
Agrium, North, their respective directors and executive officers and certain other persons are deemed to be participants in the solicitation of proxies from
CF stockholders for CF’s 2009 annual meeting of stockholders. Information regarding such participants and a description of their direct and indirect interests in such solicitation, by securities holdings or otherwise, is contained in the definitive proxy statement filed by Agrium and North with the SEC on
April 6, 2009.
Agrium, North, their respective directors and executive officers and certain other persons are deemed to be participants in any solicitation of proxies from
CF’s stockholders in respect of the proposed transaction with CF. Information regarding Agrium’s directors and executive officers is available in its management proxy circular dated April 3, 2009 relating to the annual general meeting of its shareholders to be held on May 13, 2009. Other information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any proxy statement filed in connection with the proposed transaction.
All information in this presentation concerning CF, including its business, operations and financial results, was obtained from public sources. While Agrium has no knowledge that any such information is inaccurate or incomplete, Agrium has not had the opportunity to verify any of that information.

Fundamentals of Growth

Certain statements and other information included in this presentation constitute “forward-looking information” within the meaning of applicable Canadian securities legislation or “forward-looking statements” (together, “forward-looking statements”).  All statements in this presentation, other than those relating to historical information or current condition, are forward-looking statements, including, but not limited to, estimates, forecasts and statements as to management’s expectations with respect to, among other things, business and financial prospects, financial multiples and accretion estimates, future trends, plans, strategies, objectives and expectations, including with respect to future operations following the proposed acquisition of CF. These forward-
looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such forward-looking statements.  Events or circumstances that could cause actual results to differ materially from those in the forward-
looking statements, include, but are not limited to, CF’s failure to accept Agrium’s proposal and enter into a definitive agreement to effect the transaction,
Agrium common shares issued in connection with the proposed acquisition may have a market value lower than expected, the businesses of Agrium and
CF, or any other recent business acquisitions, may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, the expected combination benefits and synergies and costs savings from the Agrium/CF transaction may not be fully realized or not realized within the expected time frame, the possible delay in the completion of the steps required to be taken for the eventual combination of the two companies, including the possibility that approvals or clearances required to be obtained from regulatory and other agencies and bodies will not be obtained in a timely manner or will be obtained on conditions that may require divestiture of assets expected to be acquired, disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees and suppliers, general business and economic conditions, interest rates, exchange rates and tax rates, weather conditions, crop prices, the supply, demand and  price level for our major products, gas prices and gas availability, operating rates and production costs, domestic fertilizer consumption and any changes in government policy in key agriculture markets, including the application of price controls and tariffs on fertilizers and the availability of subsidies or changes in their amounts, changes in development plans, construction progress, political risks, including civil unrest, actions by armed groups or conflict, governmental and regulatory requirements and actions by governmental authorities, including changes in government policy, changes in environmental, tax and other laws or regulations and the interpretation thereof and other risk factors detailed from time to time in Agrium and CF’s reports filed with the SEC.  Agrium disclaims any intention or obligation to update or revise any forward-
looking statements in this presentation as a result of new information or future events, except as may be required under applicable U.S. federal securities laws or applicable Canadian securities legislation.
These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate in the circumstances. Expected future developments are based, in part, upon assumptions respecting our ability to successfully integrate the businesses of Agrium and CF, or any other recent acquisitions.
All of the forward-looking statements contained herein are qualified by these cautionary statements and by the assumptions that are stated or inherent in such forward-looking statements. Although we believe these assumptions are reasonable, undue reliance should not be placed on these assumptions and such forward-looking statements. The key assumptions that have been made in connection with the forward-looking statements include, but are not limited to, CF’s acceptance of Agrium’s proposal and the entering into of a definitive agreement to effect the proposed transaction, closing the proposed transaction, the market value of Agrium common shares issued in connection with the proposed acquisition, our ability to successfully integrate within expected time frames and costs, and realize the expected combination benefits and synergies and costs savings from the combination of the businesses of
Agrium and CF, or any other recent business acquisitions, and our ability to maintain relationships with customers, employees and suppliers during the course of the proposed transaction.
Forward-Looking Statements

Fundamentals of Growth

•
We are offering significant value to CF stockholders and
creating value for Agrium
•
We are determined to acquire CF and we are prepared to
consider increasing our bid if CF would only engage with us
•
We need your help to send a strong message to CF's Board
and management to bring them to the table
Presentation Messages

Fundamentals of Growth 5 Withhold Vote Campaign

Fundamentals of Growth

•
CF restructured its offer for Terra for the sole purpose of eliminating a CF stockholder vote on the Terra deal
– CF exercised its discretion to do an end-run around its stockholders and has taken away their vote
– We believe this highlights CF’s concern that they would lose a vote
– Even as restructured, CF’s proposed structure could violate NYSE Rule
312.03(b) regarding the need to hold a stockholder vote
•
CF has refused to engage with Agrium
– Despite our expressed willingness to increase Agrium’s offer if CF were to engage in discussions and demonstrate additional value
•
Significant CF stockholders have expressed their preference to receive a premium from Agrium rather than pay a premium for Terra
– Current CF trading levels indicate investor support for an Agrium / CF combination
– Conversations with certain CF stockholders confirm this support
We Believe CF is Ignoring Interests of its
Stockholders

Fundamentals of Growth

•
Three CF directors standing for re-election at CF’s annual meeting on April 21
•
Agrium filed a definitive proxy on April 6 with the SEC and is actively soliciting proxies from CF stockholders to withhold their votes on election of CF directors
•
Significant withhold vote percentage will send a clear and strong message to CF Board and management
We Urge CF Stockholders to Withhold Their
Votes
OUR WITHHOLD VOTE CAMPAIGN ALLOWS CF STOCKHOLDERS TO
RESTORE THEIR VOICE AND URGE THE CF BOARD AND MANAGEMENT TO
ENGAGE IN DISCUSSIONS WITH US

Fundamentals of Growth

Transaction Highlights
We believe our transaction offers the following:
•
Compelling value for CF stockholders
– Significant premium
– Flexibility to elect desired form of consideration (subject to proration)
•
Strong strategic fit
– Continues Agrium’s growth and diversification across the value chain
– Complementary wholesale production and distribution
– Creates leading global nitrogen producer
– Creates leading North American phosphate producer
•
Significant synergy realization opportunity
•
Strong record of growth and successful integration of acquisitions
•
Increased scale and preservation of balance sheet strength

Fundamentals of Growth

30
40
50
60
70
$80
02-Jan-09
29-Jan-09 25-Feb-09 27-Mar-09
Significant Premium to CF Stockholders
48% $50.60 30 day VWAP
48% $50.47
60 day VWAP
40% $53.63
10 day VWAP
35% $55.58
Feb 24, 2009
39% $53.75 5 day VWAP
Premium
(1)
(1) Based on value of mixed consideration and Agrium share price as of Mar 26
(2) Based on value of mixed consideration and Agrium share price as of Feb 24
• Spread between Agrium’s offer and CF’s share price has averaged 1.4%
since announcement which indicates:
– Investors supportive of Agrium/CF combination
– Market implies transaction is likely to be consummated
$72.00 Initial Offer
(2)
$74.90 Revised Offer
(1)
Initial
Agrium
Offer
Revised
Agrium
Offer

Fundamentals of Growth

• CF stock has traded up significantly due to Agrium’s offer
– Minimal impact from Terra offer – CF performed in line with peers post-announcement
• Trading 39% over the fertilizer peers since date of Terra Offer (Jan. 15)
Significant Premium to CF Stockholders
(1) Global Fertilizer Peers include: Yara, Mosaic, Potash, Intrepid, ICL and K+S. ICL and K+S
converted to US$ at daily exchange rates
(2) CF actual share price at Jan 15 of $47.23 grown at 16% to Apr 9, consistent with Global
Fertilizer Peers growth over same period
Market trading data as of Apr 9, 2009
60%
80%
100%
120%
140%
160%
15-Jan-09 4-Feb-09
25-Feb-09 27-Mar-09
CF Actual,
Jan 15:
$47.23
CF Actual:
+55%; $73.03
Global Fertilizer
Peers (1) :
+16%; Implied
Unaffected CF
Share Price (2)
$54.81
Initial
Agrium
Offer
Revised
Agrium
Offer
S&P500:
+2%

Fundamentals of Growth

Compelling Valuation
(1) Steve Wilson, CF analyst conference call, Mar 23, 2009
(2) Bloomberg consensus EBITDA estimates
(3) Capital IQ
•
CF says that their offer for Terra is “full and fair value”
(1)
and at the
same time claims Agrium’s offer is “grossly inadequate”
•
Yet, Agrium is offering a 39% greater multiple for CF than CF is offering for Terra
– 4.6x vs. 3.3x 2010E EBITDA
(2)
using CF’s unaffected share price adjusted to
exclude the effects of Agrium’s offer
– Agrium is trading at 4.7x consensus 2010E EBITDA
(2)
– Agrium has traded on average 54% higher EV / LTM EBITDA than CF since its
IPO
(3)

Fundamentals of Growth

Offer Provides Flexibility to CF Stockholders
•
Over 50% of the consideration being offered for CF is in the form of stock
– Agrium’s offer presents CF stockholders with a unique opportunity for significant long-term value while providing liquidity for those wishing to sell their CF shares at an attractive price
– Opportunity to participate in further upside in fertilizer stocks and the realization of significant synergies associated with the combination
– CF stockholders can elect which form of consideration they would prefer to receive (subject to proration)
•
CF stockholders will benefit from holding shares in a company with a more diverse product and revenue mix

Fundamentals of Growth

0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Agrium 2005 Agrium 2008 Combined Agrium/CF
Continues Agrium’s Growth Across the Value
Chain
2008 EBITDA:
$2.3 billion
Combined EBITDA:
$3.7 billion
* Agrium amounts reported in Canadian GAAP, and CF amounts reported in U.S. GAAP,
EBITDA for Wholesale products allocated proportionately based on gross profit
2005 EBITDA:
$646 million
• CF stockholders benefit from greater leverage to a larger more diverse wholesale business, including access to high margin potash business
• Provides CF with the stability of Agrium’s Retail and Advanced Technology businesses
Synergies
Phosphate CF
Nitrogen CF
Phosphate Agrium
Nitrogen Agrium
Potash Agrium
AAT & Other
Retail

Fundamentals of Growth

Broader more Stable Cash Flows and
Growth
•
Agrium has historically traded at a premium multiple to CF due to our superior product and business mix
– Average 8.8x for Agrium vs. 5.7x for CF (LTM EV/EBITDA) since CF’s IPO in Aug. 2005
(1)
– Industry analysts give Agrium’s Retail, Potash and Advanced Technologies businesses a higher EV/EBITDA multiple than nitrogen
• Retail and Potash 2-3 multiple points higher than nitrogen
(2)
•
Affords Agrium opportunities to make acquisitions throughout the cycle
– Strong credit profile and lower cost of capital from broader and more stable cash flow businesses
The fertilizer industry analyst at Morgan Stanley (CF’s financial advisor), stated “we view Agrium as the company best positioned to take advantage of secular, sustainable growth across the entire value chain… (3) ”
(1) Capital IQ
(2) Morgan Stanley
(3) Morgan Stanley Research, “We Still Haven’t Seen Peak Earnings” September 4, 2008

Fundamentals of Growth

Agrium’s Superior Wholesale Margins
• Agrium has consistently achieved higher Wholesale margins than CF partly due to better quality assets and asset mix
– Agrium’s average nitrogen and phosphate margins are significantly higher than CF’s
– Agrium’s total average margins are 11 percent higher than CF’s for 2005-2008
Source: Company reports, 2005 to 2008
Wholesale Gross Margin Comparison
32%
19%
31%
38%
11%
7%
24%
31%
0%
20%
40%
60%
2005 2006 2007 2008
Agrium Wholesale Margins CF  Margins

$/tonne
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09

Fundamentals of Growth

Urea and DAP Prices Reached Record
Levels in 2008
•
CF’s reliance on short-lived peak 2008 nitrogen and phosphate prices for current and future valuations are unrealistic and irrelevant
•
Current nitrogen and phosphate prices are NOT at the bottom of the cycle
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Urea
DAP
Current    10yr Average
Nitrogen
(1)
Price      $315             $200
Phosphate
(2)
price   $350             $210
(1) Green Markets, NOLA Urea, 1998-2007
(2) Green Markets , Central Florida DAP, 1998-2007

Fundamentals of Growth

Synergy Opportunities
•
Anticipate annual synergies of approximately $150 million from
Agrium/CF combination
– Phased realization over three years
•
Synergies expected through
– SG&A reductions
– Procurement of plant materials, equipment and logistics services
– Efficiencies in sales, marketing and distribution
•
We believe the transaction will be accretive to both earnings per share and cash flow in 2010, significantly accretive in subsequent years

Fundamentals of Growth

•
Agrium has invested $3.4 billion in 9 acquisitions over the past five years and achieved synergies greater than announced
•
Agrium has completed 17 acquisitions and growth initiatives in the past
16 years
•
In contrast, CF has announced a single acquisition of approximately $25 million since their IPO and has no track record of growth, integrating acquisitions and realizing synergies
Strong Record of Growth and Successful
Integration of Acquisitions
(1) 2008 Combined results include full year revenue for AGU and UAP by segment
0
3,000
6,000
9,000
12,000
15,000
18,000
AGU CF AGU with
Royster
CF AGU CF AGU with
UAP
CF AGU with
UAP and CF
CF
2005 2006 2007
Wholesale
AAT
Retail
2008
Combined
2008
(1) (1)
Agrium’s
Strategic
Expansions
to Base
CF

Fundamentals of Growth

Agrium is Committed to Acquiring CF
•
CF continues to ignore our repeated offers to engage with us, despite our willingness to consider further increases in our bid
– Offer for CF made within 24 hours of securing the $1.4 billion of financing
•
Significant costs incurred to date by Agrium
– Bank commitment and legal/advisor fees
– Extensive management time and resources
– Strategic toe-hold of ~$65 million, the value of which is at risk if our bid for CF is unsuccessful
•
Would consider increasing our offer further to reflect additional value
CF can demonstrate from the combination
•
Withhold vote provides CF shareholders an opportunity to send a message to CF’s board
– Preference to receive a premium than pay a premium for Terra
– Disappointment that offer for Terra restructured to take away shareholder vote
– Encourage CF to engage with Agrium

Fundamentals of Growth Agrium and CF: Growing Across the Value Chain April 2009

Fundamentals of Growth

Background
•
Agrium files exchange offer to acquire CF (3/16)
– Disclosed 2.6% toe-hold position established in February
Mar 15
•
CF files 14D-9 (3/23)
•
Agrium increases offer to acquire CF (3/27)
– $35.00 in cash plus 1 Agrium share
– Launches withhold vote campaign; files preliminary proxy
– Announces that shortly after 2/25 initial proposal it had commenced informal discussions with FTC; formal HSR filing on 3/24
• CF restructures collar; claims value of revised offer increased to $30.50; unaffected (1) price of CF shares would suggest
otherwise (3/23)
•
Terra Board rejects CF’s revised proposal (3/24)
Mar 22
•
CF Board rejects Agrium’s proposal (3/9)
•
CF amends proposal to acquire Terra (3/9)
– Introduces collar; claims value of revised offer increased to $27.50;
unaffected price
(1)
of CF shares would suggest otherwise
– Restructured offer to include non-voting preferred stock
• Attempting to circumvent CF stockholder vote
• Potentially in contravention of NYSE voting rules
•
Terra Board rejects CF’s revised proposal (3/11)
• CF launches proxy contest to elect three directors to Terra
Board (3/12)
Mar 8
•
CF Board rejects Agrium’s revised offer (3/29)
•
Agrium files amended exchange offer to acquire CF (3/30)
Mar 29
•
Agrium announces proposal to acquire CF (2/25)
– $31.70 in cash plus 1 Agrium share
– Fully-committed financing
•
CF files exchange offer to acquire Terra (2/23)
– Extensive conditionality
Feb 22
•
Terra Board rejects CF’s offer (3/5)
Mar 1
•
CF announces proposal to acquire Terra (1/15)
– 100% stock transaction, $20.00/share
– Transaction subject to CF stockholder vote under NYSE rules
CF / Terra
Jan 11
Agrium / CF Week
(1) Implied value of CF offer for Terra of $24.88 equal to CF actual share price at Jan
15 of $47.23 grown at 16% to Apr 9, consistent with Global Fertilizer Peers growth over same period (reference slide 10), subject to high collar of 0.4539 CF shares per Terra share

Fundamentals of Growth

Compelling Valuation
(1) Steve Wilson, CF analyst conference call, Mar 23, 2009
(2) Bloomberg consensus EBITDA estimates
(3) As of market close on Apr 9, 2009
(4) Based on CF actual share price of $47.23 at Jan 15 growth at 16% to Apr 9, consistent with Global
Fertilizer Peers over same period (reference slide 10)
(5) $31.70 cash, one Agrium share at $40.30, as at Feb 24, 2009
(6) $35.00 cash, one Agrium share at  $39.90 as at Mar 26, 2009
(7) $35.00 cash, one Agrium share at $38.47, as at Apr 9, 2009
(8) CF Bid for Terra of $30.50 as at Apr 9, subject to collar of minimum 0.4129 and maximum 0.4539 CF shares per Terra share
(9) Based on CF actual share price of $47.23 at Jan 15 growth at 5% to Mar 20 (the trading day prior to CF’s current bid), consistent with Global Fertilizer Peers over same period (reference slide 10)
• CF says that their offer for Terra is “full and fair value”
(1)
and at the same time
claims Agrium’s offer is “grossly inadequate”
• Yet, Agrium is offering a 39% greater multiple for CF than CF is offering for
Terra
– 4.6x vs. 3.3x 2010E EBITDA
(2)
using CF’s unaffected share price adjusted to exclude the
effects of Agrium’s offer
– Agrium is trading at 4.7x consensus 2010E EBITDA
(2)
–
Agrium has traded on average 54% higher EV / LTM EBITDA than CF since its IPO (see pg
14, Average 8.8x for Agrium vs. 5.7x for CF (LTM EBITDA) since CF’s IPO in Aug. 2005)
Current Trading
(3)
Agrium / CF Bid CF / Terra Bid
Agrium CF Industries
CF
Unaffected
(4)
Initial Bid
(5)
Revised Bid
(6)
Current Bid
(7)
Current Bid
(8)
Unaffected
Bid at Ann.
(9)
Current
Unaffected
Bid
(4)
Premium to Jan 15 52% 59% 56% 87% 38% 53%
Premium to Feb 24 30% 35% 32%
Multiple of EBITDA
LTM 3.5x 2.4x 1.6x 2.6x 2.7x 2.7x 2.5x 1.7x 1.9x
2009E
(2)
4.7x 4.4x 3.0x 4.3x 4.5x 4.4x 4.4x 2.9x 3.4x
2010E
(2)
4.7x 4.5x 3.1x 4.5x 4.7x 4.6x 4.4x 2.9x 3.3x